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                           1
Exhibit 10b


                                        As amended
                                        December 14, 1994



            J. P. MORGAN & CO. INCORPORATED

               DIRECTOR STOCK PLAN (1992)


     SECTION 1.  Purpose.  The purpose of the Director

Stock Plan (1992) (the "Plan") is to promote the success

of J. P. Morgan & Co. Incorporated (the "Company") by

providing a method whereby directors of the Company who

are not employees of the Company or any of its affiliated

companies may be awarded additional remuneration for

services rendered and thereby increase their proprietary

interest in its business and increase their personal

interest in the continued success and progress of the

Company.



     SECTION 2.  Administration.  (a) Subject to the

provisions of the Plan, the Board of Directors ("Board")

of the Company shall have full power and authority to

interpret the provisions of the Plan, to establish, amend

and rescind any rules and regulations relating to the

Plan and to make all other determinations necessary or

advisable for the administration of the Plan provided

that the Board shall have no discretion with regard to

the selection of directors to receive awards under the

Plan, the number of shares subject to any award and the

timing of any such award.

     (b)  All decisions made by the Board pursuant to the

provisions of the Plan shall be final, conclusive and

binding on all persons, including the Company,

stockholders, and participants.



     SECTION 3.  Shares Subject to the Plan.  (a)

Subject to adjustments made pursuant to paragraph (c) of

this Section 3, the aggregate number of shares of Common

Stock, $2.50 par value, of the Company ("Stock") in

respect of which an award of share credits (each of which

shall be equivalent to one share of Stock) may be granted

shall be 50,000.

     (b)  Any shares of Stock to be delivered upon

payment of the awards granted under the Plan shall be

made available from shares of Stock reacquired by the

Company, including such shares purchased in the open

market.

     (c)  In the event of any merger, reorganization,

consolidation, recapitalization, stock split, stock

dividend, or other change in corporate structure

affecting the Stock, the aggregate number of share

credits which may be awarded under the Plan and the

number of share credits subject to the awards already

granted under the Plan shall be increased or decreased

proportionately, as the case may be.



     SECTION 4.  Eligibility and Extent of Participation.

(a)  The persons eligible to receive awards under the

Plan ("Eligible Director") shall consist of each director

of the Company who is not an employee of the Company or

its affiliated companies and has not, within one year

immediately preceding the determination of such

director's eligibility, received any award under any plan

of the Company or its affiliated companies that entitles

participants thereon to acquire stock, stock options, or

stock appreciation rights of the Company or its

affiliated companies (other than any other plan under

which participants' entitlements are governed by

provisions meeting the requirements of Rule 16b-

3(c)(2)(ii) promulgated under the Securities Exchange Act

of 1934).  Each holder of an award granted hereunder

shall hereinafter be referred to as a "Participant".

     (b)  Effective as of the end of the annual meeting

of stockholders of the Company, each person who is an

Eligible Director shall be granted an award of 400 share

credits in respect of the preceding Award Year except

that if the Eligible Director was not a director of the

Company for all of such Award Year, the size of the award

shall be pro rated based on the number of months in such

Award Year during which such Eligible Director was a

director of the Company.  If an Eligible Director

retires, resigns, dies or otherwise ceases to be a

director of the Company prior to the end of the annual

meeting of stockholders of the Company, there shall be

granted, effective as of the first day of the month after

such person's termination of service as a director of the

Company, an award of 33 1/3 share credits for each month

during the Award Year such person was a director.  For

purposes of this Section 4(b), a part of a month shall be

treated as a month and an Award Year shall mean the

period from the first day of the month after an annual

meeting of stockholders of the Company to the beginning

of the next annual meeting of stockholders of the

Company.



     SECTION 5.  Payment of Awards.  (a)  As soon as

practicable after a Participant has ceased being a

director of the Company, all awards shall be paid to the

Participant or, in the case of the death of the

Participant, the Participant's designated beneficiary or

beneficiaries or in the absence of a designated

beneficiary, to the estate of the Participant, in a

single payment.

     (b)(i)  In addition to the payment provided for in

paragraph (a) of this Section 5, each Participant (or

beneficiary) entitled to payment under this Section 5

shall receive at the same time the dividend equivalent

amounts calculated under subparagraphs (ii) and (iii)

below.

     (ii)  The dividend equivalent amount is the number

of additional share credits attributable to the number of

share credits awarded plus additional share credits

calculated hereunder.  Such additional share credits

shall be determined and credited as of the end of each

calendar year ending prior to a Participant ceasing to be

a director of the Company by dividing (A) the aggregate

cash dividends which would have been paid had share

credits awarded or credited under this subparagraph (ii),

as the case may be, been actual shares of Stock on the

record date for each such dividend during such calendar

year by (B) the average market prices per shares of Stock

on the last trading day of each calendar month during the

12 months ending on the November 30 preceding the date

such determination is being made.  For this purpose, the

market price on any day shall be the average of the

highest and lowest price of Stock as reported on the

composite tape for such day, unless the Board determines

that another procedure for determining market price would

be more appropriate.

     (iii)  The dividend equivalent amount for the year a

Participant ceases to be a director of the Company shall

be equal to the dividends that would have been paid in

respect of such year prior to the Participant ceasing to

be a director of the Company if the number of share

credits credited to the account of such director as of

the end of the preceding calendar year were shares of

Stock.

     (c)  Payments pursuant to paragraphs (a) and (b)

shall be made in shares of stock except that there shall

be paid in cash the value of any fractional share, the

amount determined under paragraph (b)(iii) and the

amount, if any, determined under Section 7(e).



     SECTION 6.  Delivery of Shares.  No shares of Stock

shall be delivered pursuant to any payment of an award

until the requirements of such laws and regulations as

may be deemed by the Board to be applicable thereto are

satisfied.



     SECTION 7.  General Provisions.  (a)  Designation of

Beneficiary.  Each Participant who shall be granted an

award under the Plan may designate a beneficiary or

beneficiaries and may change such designation from time

to time by filing a written instrument of beneficiaries

with the Board on a form to be prescribed by it, provided

that no such designation shall be effective unless so

filed prior to the death of such Participant.

     (b)  Except as may be permitted by Section 7(a), no

award of share credits nor any right to receive Stock

hereunder shall be subject in any manner to anticipation,

alienation, sale, transfer, assignment, pledge,

encumbrance or charge and any such attempted action shall

be void and of no effect.

     (c)  No Segregation of Cash or Shares.  The Company

shall not be required to segregate any cash or any shares

of Stock which may at any time be represented by awards,

share credits or dividend equivalents.  No Participant

shall have voting or other rights with respect to shares

of Stock prior to the delivery of such shares.  The

Company shall not, by any provisions of this Plan, be

deemed to be a trustee of any Stock or any other

property, and the liabilities of the Company to any

Participant pursuant to the Plan shall be those of a

debtor pursuant to such contract obligations as are

created by the Plan, and no such obligation of the

Company shall be deemed to be secured by any pledge or

other encumbrance on any property of the Company.

     (d)  New York Law to Govern.  All questions

pertaining to the construction, regulation, validity and

effect of the provisions of the Plan shall be determined

in accordance with the laws of the State of New York.

     (e)  Withholding of Taxes.  The Company shall be

authorized to withhold from any payment due under this

Plan the amount of withholding taxes, if any, due in

respect of an award or payment hereunder, unless other

provision satisfactory to the Company shall have been

made for the payment of such taxes.



     SECTION 8.  Amendments, Suspension or

Discontinuance.  The Board of Directors may amend,

suspend, or discontinue the Plan, but except as permitted

by Rule 16b-3 promulgated under the Securities Exchange

Act of 1934 may not make any amendment which operates (a)

to modify the class of persons who constitute Eligible

Directors as defined in the Plan, (b) to increase the

total number of share credits or shares of Stock

available for awards granted under the Plan, or (c) to

extend the period during which awards may be granted

under the Plan.  The provisions of Section 4 may not be

amended more often than once every six months other than

to comport with changes in the Internal Revenue Code, the

Employee Retirement Income Security Act of 1974, or the

rules under either such statute.



     SECTION 9.  Termination.  No award shall be granted

under the Plan after expiration of ten years from the

date upon which the Plan is approved by vote of the

Board.